EXHIBIT 10.2

Change of Control Agreement between Premier Bancorp, Inc., Premier Bank and John
C. Soffronoff (Incorporated by reference to Exhibit 10.2 to our Quarterly Report on Form 10-QSB filed with the Commission on November 13, 1998).